                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  FORM 8-K/A

                                CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(d) OF THE

                     SECURITIES AND EXCHANGE ACT OF 1934


                               December 22, 1994
               ------------------------------------------------
               Date of Report (Date of Earliest Event Reported)


                     CONTINENTAL MORTGAGE AND EQUITY TRUST
             -----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


       Califoria                  0-10503                         94-2738844
- - --------------------------------------------------------------------------------
(State of Incorporation)        (Commission                     (IRS Employer
                                 File No.)                   Identification No.)


10670 North Central Expressway, Suite 300, Dallas, TX                  75231
- - --------------------------------------------------------------------------------
(Address of Principal Executive Offices)                             (Zip Code)


Registrant's Telephone Number, Including Area Code: (214) 692-4700
                                                    --------------

                                 Not Applicable
         ------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)




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
ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

This Form 8-K/A amends a Form 8-K Current Report dated December 22, 1994 and filed January 10, 1995 by Continental Mortgage and Equity Trust (the "Trust") and provides required financial statements that were not available at the date of the original filing.

(a) Pro forma financial information:

Pro forma statements of operations are presented for the year ended December 31, 1993 and the nine months ended September 30, 1994. A pro forma balance sheet as of September 30, 1994 is also presented.

A summary of the pro forma transactions follows:

In December 1994, the Trust purchased The Pines Apartments, a 242 unit apartment complex in Gainesville, Florida for $6.2 million, exclusive of commissions and closing costs. The Trust paid $750,000 in cash, assumed an existing first mortgage of $2.7 million, and the seller provided additional mortgage financing of $2.7 million. The first mortgage bears interest at a rate of 9.6% per annum, requires monthly payments of principal and interest of $27,000 and matures in July 2011. The second mortgage bears interest at a rate of 9.5% per annum, requires monthly payments of interest only through September 1995 and monthly payments of principal and interest of $23,000 thereafter, and matures in December 1997. The $6.2 million purchase price of The Pines Apartments is approximately 3.9% of the Trust's consolidated assets at December 31, 1993. Although not a significant acquisition in itself, when aggregated with the other acquisitions completed by the Trust prior to December 1994, as described below, such acquisitions constitute a significant acquisition.

In addition to The Pines Apartments acquisition discussed above, the Trust purchased six other apartment complexes and one commercial property in 1994. The properties, located in California, Texas and Florida, were purchased for a total of $26.5 million in separate transactions from unaffiliated sellers, and represent approximately 16.5% of the Trust's consolidated assets at December 31, 1993. The Trust paid a total of $7.8 million in cash and financed the remainder of the purchase prices. The mortgages bear interest at rates ranging from 5.9% to 9.5% and mature from 1998 to 2004.

The Trust has previously provided audited statements of operations for two of the acquisitions above, the Parkwood Knoll Apartments in San Bernardino, California which the Trust acquired in August 1994 and the McLeod Commerce Center in Orlando, Florida which the Trust acquired in September 1994. Such acquisitions approximated 6.0% of the Trust's consolidated assets at December 31, 1993. The remaining acquisitions, for which the Trust has not provided audited statements of operations, do not in the aggregate constitute a significant subsidiary.

The Trust also recorded the insubstance foreclosure of two apartment complexes in 1994. The properties had a combined estimated fair value (minus estimated costs of sale) of $11.4 million on the date of foreclosure.




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
ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS (Continued)

In addition, the Trust has also sold four properties in 1994, all of which were held for sale. In connection with the sales, the Trust received cash totaling $2.0 million and provided an additional $365,000 in purchase money financing.

The pro forma statements of operations present the Trust's operations as if the transactions described above had occurred at the beginning of each of the periods presented.

(b) Financial statements of property acquired:

Exhibit
Number                            Description
- - -------                           -----------
 99.0    The Pines Apartments Audited Statement of Operations for the year ended December 31, 1993.




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

                     CONTINENTAL MORTGAGE AND EQUITY TRUST
                                   PRO FORMA
                           CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 30, 1994

                                                                          THE PINES
                                                              ACTUAL    APARTMENTS(1)   PRO FORMA
                                                             --------   -------------   ---------
                                                                    (DOLLARS IN THOUSANDS)
                          Assets
Notes and interest receivable
  Performing...............................................  $ 19,956      $    --      $  19,956
  Nonperforming, nonaccruing...............................     3,791           --          3,791
                                                             --------      -------      ---------
                                                               23,747           --         23,747
Real estate held for sale, net of accumulated
  depreciation.............................................    24,773           --         24,773
Less -- allowance for estimated losses.....................    (8,088)          --         (8,088)
                                                             --------      -------      ---------
                                                               40,432           --         40,432
Real estate held for investment, net of accumulated
  depreciation.............................................   119,902        6,742        126,644
Investments in marketable equity securities of affiliates,
  at market................................................     4,001           --          4,001
Investments in partnerships................................    12,632           --         12,632
Cash and cash equivalents..................................     1,726       (1,342)           384
Other assets...............................................     5,511           --          5,511
                                                             --------      -------      ---------
                                                             $184,204      $ 5,400      $ 189,604
                                                             ========      =======      =========
           Liabilities and Shareholders' Equity
Liabilities
Notes and interest payable.................................  $100,298      $ 5,400      $ 105,698
Other liabilities..........................................     4,741           --          4,741
                                                             --------      -------      ---------
                                                              105,039        5,400        110,439
Commitments and contingencies
Shareholders' equity
Shares of Beneficial Interest, no par value; authorized
  shares, unlimited; issued and outstanding, 2,918,152
  shares...................................................     8,766           --          8,766
Paid-in capital............................................   260,060           --        260,060
Accumulated distributions in excess of accumulated
  earnings.................................................  (191,938)          --       (191,938)
Net unrealizable gains on marketable equity securities.....     2,277           --          2,277
                                                             --------      -------      ---------
                                                               79,165           --         79,165
                                                             --------      -------      ---------
                                                             $184,204      $ 5,400      $ 189,604
                                                             ========      =======      =========

- - ---------------

(1) Assumes acquisition of The Pines Apartments by the Trust on January 1, 1994. The effects of all other 1994 property purchases, foreclosures and sales are included in the September 30, 1994 actual balances.

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

                     CONTINENTAL MORTGAGE AND EQUITY TRUST
                                   PRO FORMA
                            STATEMENT OF OPERATIONS
                      NINE MONTHS ENDED SEPTEMBER 30, 1994

                                                  THE PINES     OTHER PROPERTY      INSUBSTANCE     PROPERTY
                                     ACTUAL     APARTMENTS(1)   ACQUISITIONS(1)   FORECLOSURES(2)   SALES(3)   PRO FORMA
                                    ---------   -------------   ---------------   ---------------   --------   ---------
                                                          (DOLLARS IN THOUSANDS, EXCEPT PER SHARE)
Income
  Rentals.......................... $  19,265       $ 995           $ 2,160           $ 2,229        $ (244)   $  24,405
  Interest.........................     2,173          --                --              (453)           13        1,733
  Equity in (loss) of
     partnerships..................      (406)         --                --                --            --         (406)
                                    ---------       -----           -------           -------        -------   ---------
                                       21,032         995             2,160             1,776          (231)      25,732
Expenses
  Property operations..............    12,211         502             1,197             1,304          (242)      14,972
  Interest.........................     5,534         387               622                73            --        6,616
  Depreciation.....................     2,298         101               194               162           (20)       2,735
  Advisory fee to affiliate........       976          --                --                --            --          976
  General and administrative.......       921          --                --                --            --          921
  Provision for losses.............       200          --                --                --            --          200
                                    ---------       -----           -------           -------        -------   ---------
                                       22,140         990             2,013             1,539          (262)      26,420
Income (loss) before gain on sale
  of real estate...................    (1,108)          5               147               237            31         (688)
Gain on sale of real estate........       577          --                --                --            --          577
                                    ---------       -----           -------           -------        ------    ---------
Net income (loss).................. $    (531)      $   5           $   147           $   237        $   31    $    (111)
                                    =========       =====           =======           =======        ======    =========
Earnings per share
  (Loss) before gain on sale of
     real estate................... $    (.38)                                                                 $    (.24)
  Gain on sale of real estate......       .20                                                                  $    (.20)
                                    ---------                                                                  ---------
Net (loss)......................... $    (.18)                                                                 $    (.04)
                                    =========                                                                  =========
Shares of beneficial interest
  outstanding...................... 2,920,376                                                                  2,920,376
                                    =========                                                                  =========

- - ---------------

(1) Assumes acquisition by the Trust on January 1, 1994.

(2) Assumes property obtained on January 1, 1994.

(3) Assumes sale by the Trust on January 1, 1994.

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

                     CONTINENTAL MORTGAGE AND EQUITY TRUST
                                   PRO FORMA
                            STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1994

                                                  THE PINES     OTHER PROPERTY      INSUBSTANCE     PROPERTY
                                     ACTUAL     APARTMENTS(1)   ACQUISITIONS(1)   FORECLOSURES(2)   SALES(3)   PRO FORMA
                                    ---------   -------------   ---------------   ---------------   --------   ---------
                                                          (DOLLARS IN THOUSANDS, EXCEPT PER SHARE)
Income
  Rentals.......................... $  20,996      $1,327           $ 5,545           $ 2,972        $ (657)   $  30,183
  Interest.........................     3,292          --                --              (821)           27        2,498
  Other............................      (578)         --                --                --            --         (578)
                                    ---------      ------           -------           -------        -------   ---------
                                       23,710       1,327             5,545             2,151          (630)      32,103
Expenses
  Property operations..............    12,791         669             3,021             1,739          (672)      17,548
  Interest.........................     5,531         516             1,373               100            --        7,520
  Depreciation.....................     2,431         135               489               216           (62)       3,209
  Advisory fee to affiliate........     1,160          --                --                --            --        1,160
  General and administrative.......     1,326          --                --                --            --        1,326
  Provision for losses.............       221          --                --                --            --          221
                                    ---------      ------           -------           -------        -------   ---------
                                       23,460       1,320             4,883             2,055          (734)      30,984
Income (loss) before gain on sale
  of real estate...................       250           7               662                96           104        1,119
Gain on sale of real estate........       365          --                --                --            --          365
                                    ---------      ------           -------           -------        -------   ---------
Net income (loss).................. $     615       $   7           $   662           $    96        $  104    $   1,484
                                    =========      ======           =======           =======        ======    =========
Earnings per share
  Income before gain on sale of
     real estate................... $     .08                                                                  $     .37
  Gain on sale of real estate......       .12                                                                        .12
                                    ---------                                                                  ---------
Net (loss)......................... $     .20                                                                  $     .49
                                    =========                                                                  =========
Shares of beneficial interest
  outstanding...................... 3,014,256                                                                  3,014,256
                                    =========                                                                  =========

- - ---------------

(1) Assumes acquisition by the Trust on January 1, 1993.

(2) Assumes property obtained on January 1, 1993.

(3) Assumes sales by the Trust on January 1, 1993.

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
                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                   CONTINENTAL MORTGAGE AND
                                   EQUITY TRUST


Date: February 10, 1995            By: /s/ Thomas A. Holland
      -----------------               -------------------------
                                      Thomas A. Holland
                                      Senior Vice President and
                                      Chief Accounting Officer





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

                     CONTINENTAL MORTGAGE AND EQUITY TRUST

                                 EXHIBIT TO ITS
                          CURRENT REPORT ON FORM 8-K/A

                            Dated December 22, 1994

Exhibit                                                            Page
Number                      Description                           Number
- - -------                     -----------                           ------
 99.0     The Pines Apartments Audited Statement of                9
          Operations for the year ended December 31, 1993.





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